UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2026

Blue Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42699	99-1855000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Anita Lane

Newport Beach, CA 92660-4803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 543-5060

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	BACCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BACC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of an initial business combination	BACCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2026, Blue Acquisition Corp, a Cayman Islands exempted company (the “Company”), issued an unsecured promissory note (the “Note”) to Dario Dino Ferrari, a member of the Company’s board of directors (the “Payee”), in total principal amount of $50,000. The proceeds of the Note, which may be drawn from time to time prior to the Maturity Date (as defined below), will be used by the Company for working capital purposes.

The Note bears no interest and is due and payable upon the earlier of (i) the consummation of the Company’s initial business combination (the “Business Combination”) and (ii) the date of liquidation of the Company (such earlier date, the “Maturity Date”). In the event that the Company does not consummate a Business Combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account established in connection with the Company’s initial public offering of its securities (the “IPO”), if any.

The foregoing description is qualified in its entirety by reference to the Note, a form of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure is contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Promissory Note.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Acquisition Corp.

By:	/s/ David Bauer
Name:	David Bauer
Title:	Interim Chief Executive Officer

Dated: November 3, 2026

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